UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	September 29, 2021

PROTAGENIC THERAPEUTICS, INC.
(Exact name of Company as specified in its charter)

Delaware	000-51353	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock	PTIX	Nasdaq
Common Stock Warrants	PTIXW	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.07 below with respect to the filing of the Classified Board Amendment (defined below) to the Company’s Third Amended and Restated Certificate of Incorporation.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Protagenic Therapeutics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on September 29, 2021. Holders of an aggregate of 16,779,149 shares of the Company’s Common Stock at the close of business on August 24, 2021 were entitled to vote at the Annual Meeting, of which 10,611,130 shares were present in person or represented by proxy. At the Annual Meeting, the Company’s stockholders voted as follows:

Proposal One: The stockholders elected each of the following individuals as a director to serve their current terms until the Company’s 2022 Annual Meeting of Stockholders, at which point the classified board structure will go into effect, as described by the Classified Board Amendment (defined below).

Name	For	Against	Withheld	Broker Non-Votes
Garo H. Armen	8,877,968	-	102,438	1,630,724
Robert B. Stein	8,877,773	-	102,633	1,630,724
Khalil Barrage	8,856,335	-	124,071	1,630,724
Brian J. Corvese	8,857,135	-	123,271	1,630,724
Joshua Silverman	8,367,762	-	612,644	1,630,724
Jennifer Buell	8,857,230	-	123,176	1,630,724

Proposal Two: The stockholders approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to classify our Board of Directors into three classes with staggered three-year terms (the “Classified Board Amendment”).

For	Against	Abstain	Broker Non-Votes
8,824,972	150,884	4,550	1,630,724

Following the approval of the Classified Board Amendment by the Company’s stockholders at the Annual Meeting, the Classified Board Amendment was filed with the Delaware Secretary of State on October 1, 2021. A copy of the Classified Board Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1, and is incorporated by reference herein.

As a result of the filing Classified Board Amendment with the Delaware Secretary of State, members of the Company’s Board of Directors will now be classified into three classes with staggered three-year terms (with the exception of the expiration of the initial Class I and Class II directors), as follows:

Class I , comprised of two directors, initially Jennifer Buell and Robert B. Stein (with their initial terms expiring at our 2022 annual meeting of stockholders and members of such class serving successive three-year terms);

Class II , comprised of two directors, initially Khalil Barrage and Joshua Silverman (with their initial terms expiring at our 2023 annual meeting of stockholders and members of such class serving successive three-year terms); and

Class III , comprised of two directors, initially Garo H. Armen and Brian J. Corvese (with their initial terms expiring at our 2024 annual meeting of stockholders and members of such class serving successive three-year terms).

Proposal Three: The stockholders ratified the selection of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain
10,602,842	2,807	5,481

2

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTAGENIC THERAPEUTICS, INC.

Date: October 1, 2021	By:	/s/ Alexander K. Arrow
	Name:	Alexander K. Arrow
	Title:	Chief Financial Officer

4